UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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CHESTNUT STREET EXCHANGE FUND

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CHESTNUT STREET EXCHANGE FUND

June 16, 2021

Dear Partner,

You recently received proxy materials in connection with the 2021 Special Meeting of Partners for CHESTNUT STREET EXCHANGE FUND according to our records, your PROXY VOTE for this Special Meeting HAS NOT YET BEEN RECEIVED.

Chestnut Street Exchange Fund is asking partners to vote on:

1.	Approval of a new investment advisory between the Fund and Mitchell Sinkler & Starr, Inc.

2.	Approval of a second investment advisory agreement between the Fund and Mitchell Sinkler & Starr, Inc. to replace the new advisory agreement effective when a change of control of Mitchell Sinkler & Starr, Inc. occurs (the ''Change of Control Event'') which will automatically terminate the new advisory agreement.

The Board of Directors unanimously recommends you vote “FOR” the proposals referenced above.

Please vote now so that your vote can be counted without delay.

Please call our proxy solicitation agent, Alliance Advisors, LLC toll-free at 855-200-8097 to vote your shares.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

We appreciate your support.